Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 13 TO

LOAN AND SERVICING

AGREEMENT

THIS AMENDMENT NO. 13 TO LOAN AND SERVICING AGREEMENT, dated as of December 21, 2018 (this "Amendment") is entered into by and among BDCA Funding I, LLC, as the borrower (in such capacity, the "Borrower"), Business Development Corporation of America, as the servicer (in such capacity, the "Servicer") and seller (in such capacity, the "Seller"), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the "Administrative Agent"), each of the Lenders and Lender Agents party hereto and U.S. Bank National Association, as Collateral Agent, Account Bank and Collateral Custodian. Capitalized terms used but not defined herein have the meanings provided in the Agreement (as defined below).

RECITALS

WHEREAS, reference is made to the Loan and Servicing Agreement, dated as of July 24, 2012 (as amended, modified, waived, supplemented or restated from time to time, the "Agreement"), by and among the Borrower, the Servicer, the Seller, the Conduit Lenders, the Institutional Lenders, the Lender Agents, the Administrative Agent, the Collateral Agent, the Account Bank and the Collateral Custodian; and

WHEREAS, the parties hereto desire to further amend the Agreement in certain respects as specified herein, pursuant to and in accordance with Section 11.01 of the Agreement;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENT.

The Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double- underlined text) as set forth on the pages of the Agreement attached as Exhibit A hereto.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement and corresponding references thereto or therein such as "hereof", "herein", or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.

SECTION 3. REPRESENTATIONS.

Each of the Borrower and the Servicer, severally for itself only, represents and warrants as of the date of this Amendment as follows:

(i)          it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(ii)         the execution, delivery and performance by it of this Amendment and the Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(iii)        no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Agreement as amended hereby by or against it;

(iv)        this Amendment has been duly executed and delivered by it and is effective to amend the Agreement as contemplated by the amendment provisions thereof;

(v)         each of this Amendment and the Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity; and

(vi)        there is no Unmatured Event of Default, Event of Default or Servicer Termination Event.

SECTION 4. CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon: (i) payment (to the extent invoiced) of outstanding fees of each Lender and any invoiced outstanding fees and disbursements of the Administrative Agent (if any); (ii) delivery and execution of certain amendments to the Wells Fargo Lender Fee Letter; and (iii) delivery of executed signature pages by all parties hereto to the Administrative Agent.

SECTION 5. MISCELLANEOUS.

(a)          This Amendment may be executed in any number of counterparts (including by facsimile or e-mail), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)          The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)          This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d)          The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e)          Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f)          This Amendment and the Agreement represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.

(g)          THIS AMENDMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

(h)          Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in New York City in any action or proceeding arising out of or relating to the Amendment, and each party hereto hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. The parties hereto hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(i)          By executing this Amendment, the Administrative Agent and the Lenders constituting the Required Lenders hereby direct U.S. Bank National Association in its various capacities to execute this Amendment in the form presented to it.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	BDCA FUNDING I, LLC

By: BUSINESS DEVELOPMENT
CORPORATION OF AMERICA, Member of
BDCA Funding I, LLC

By:	/s/ Corinne D. Pankovcin
Name: Corinne D. Pankovcin
Title: Chief Financial Officer

BDCA Funding I, LLC
c/o Benefit Street Partners LLC
9 West 57th Street, Suite 4920
New York, NY 10019
Attention: Chief Financial Officer
Facsimile No: (866) 421- 6244
Confirmation No: (401) 277- 5557

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE SERVICER:	BUSINESS DEVELOPMENT
CORPORATION OF AMERICA

By:	/s/ Corinne D. Pankovcin
Name: Corinne D. Pankovcin
Title: Chief Financial Officer

Business Development Corporation of America
c/o Benefit Street Partners LLC
9 West 57th Street, Suite 4920
New York, NY 10019
Attention: Chief Financial Officer
Facsimile No: (844) 269-5089
Confirmation No: (401) 277-5557

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE SELLER:	BUSINESS DEVELOPMENT
CORPORATION OF AMERICA

By:	/s/ Corinne D. Pankovcin
Name: Corinne D. Pankovcin
Title: Chief Financial Officer

Business Development Corporation of America
c/o Benefit Street Partners LLC
9 West 57th Street, Suite 4920
New York, NY 10019
Attention: Chief Financial Officer
Facsimile No: (844) 269-5089
Confirmation No: (401) 277-5557

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE ADMINISTRATIVE AGENT:	WELLS FARGO BANK, N.A.

By:	/s/ Steve Sebo
Name: Steve Sebo
Title: Vice President

Wells Fargo Bank, National Association
Duke Energy Center
550 S. Tryon Street, 5th Floor
MAC D1086-051
Charlotte, North Carolina 28202
Attention: Corporate Debt Finance
Confirmation No: (704) 715-410-2496
All electronic dissemination of Notices should be sent to scp.mmloans@wellsfargo.com

INSTITUTIONAL LENDER:	WELLS FARGO BANK, N.A.

By:	/s/ Kevin Sunday
Name: Kevin Sunday
Title: Managing Director

Wells Fargo Bank, N.A.
Duke Energy Center
550 S. Tryon Street, 5th Floor
MAC D1086-051
Charlotte, North Carolina 28202
Attention: Corporate Debt Finance
Confirmation: (704) 410-2496
All electronic dissemination of Notices should be sent to scp.mmloans@wellsfargo.com and cp.conduits@wellsfargo.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	TIAA, FSB

By:	/s/ Joshua Kinsey
Name: Joshua Kinsey
Title: Vice President

TIAA, FSB
10000 Midlantic Drive, Suite 400E
Mount Laurel, NJ 08054
Attention: John Dale
Facsimile No.: 201-770-4762
Confirmation No: 856-505-8163

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	ZB, N.A., DBA CALIFORNIA BANK & TRUST

By:	/s/ Christopher J. Edmonds
Name: Christopher J. Edmonds
Title: Executive Vice President

1900 Main Street, Suite 2000
Irvine, CA 92614
Attention: Chris Edmonds
Facsimile: 949-862-7333
Email: Christopher.Edmonds@calbt.com
Confirmation No: 949-251-7772

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	NBH BANK

By:	/s/ Thomas J. Rohling
Name: Thomas J. Rohling
Title: Managing Director

NBH Bank
11111 W. 95th Street
Overland Park, KS 66214
Attention: Tom Rohling
Confirmation No: 913-324-6185
Email: trohling@nbhbank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	RAYMOND JAMES BANK, N.A.

By:	/s/ Alexander L. Rody
Name: Alexander L. Rody
Title: S.V.P.

Raymond James Bank, N.A.
1033 Demonbreun Street, Suite 500
Nashville, TN 37203
Attention: Alexander L. Rody
Confirmation No: 615-645-6699
Email: alex.rody@raymondjames.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	FIFTH THIRD BANK

By:	/s/ Andrew Cantillon
Name: Andrew Cantillon
Title: Officer

Fifth Third Bank
38 Fountain Square Plaza, MD 109046
Cincinnati, OH 45263
Attention: Andrew Cantillon
Tel: (513) 534 3797
Facsimile No.: (513) 534 0319
Email: Andrew.Cantillon@53.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	sTIFEL BANK & TRUST

By:	/s/ Timothy M. Hill
Name: Timothy M. Hill
Title: Vice President

Stifel Bank & Trust
501 N. Broadway, 10th Floor
St. Louis, MO 63102
Attention: Tim Hill
Telephone: 314-342-8540
email: thill@stifelbank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	CRESCOM BANK

By:	/s/ Jeff A. Benjamin
Name: Jeff A. Benjamin
Title: Executive Vice President

CresCom Bank
1331 44th Avenue North, Suite 101
Myrtle Beach, SC 29577
Attention: Jeff A. Benjamin
Telephone: 843-429-2498
email: jbenjamin@haveanicebank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE COLLATERAL AGENT:	U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Stanley Wong
Name: Stanley Wong
Title: Vice President

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Attention: Stanley Wong, Vice President Facsimile No: (877) 218-6970
Confirmation No: (617) 603-6709
Email: stanley.wong@usbank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE ACCOUNT BANK:	U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Stanley Wong
Name: Stanley Wong
Title: Vice President

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Attention: Stanley Wong, Vice President Facsimile No: (877) 218-6970
Confirmation No: (617) 603-6709
Email: stanley.wong@usbank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE COLLATERAL CUSTODIAN:	U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Kenneth Brandt
Name: Kenneth Brandt
Title: Assistant Vice President

U.S. Bank National Association
1719 Range Way
Florence, South Carolina 29501
Attention: Steve Garrett
Facsimile No: (843) 673-0162
Confirmation No: (843) 676-8901
Email: steven.garrett@usbank.com

With a copy to:

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Attention: Stanley Wong, Vice President Facsimile No: (877) 218-6970
Confirmation No: (617) 603-6709
Email: stanley.wong@usbank.com

EXECUTION COPY

(Conformed through Amendment ~~12~~No. 13)

Up to U.S. $~~520,000,000~~545,000,000

LOAN AND SERVICING AGREEMENT

Dated as of July 24, 2012

Among

BDCA FUNDING I, LLC,

as the Borrower

BUSINESS DEVELOPMENT CORPORATION OF AMERICA,

as the Servicer and the Seller

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as the Administrative Agent

EACH OF THE CONDUIT LENDERS AND INSTITUTIONAL LENDERS FROM TIME TO

TIME PARTY HERETO,

as the Lenders

EACH OF THE LENDER AGENTS FROM TIME TO TIME PARTY HERETO,

as the Lender Agents

and

U.S. BANK NATIONAL ASSOCIATION,

as the Collateral Agent, Account Bank and Collateral Custodian

i

LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE I	Conditions Precedent Documents
SCHEDULE II	Prior Names, Tradenames, Fictitious Names and “Doing Business As” Names
SCHEDULE III	Eligibility Criteria
SCHEDULE IV	Agreed-Upon Procedures for Independent Public Accountants
SCHEDULE V	Loan Asset Schedule

EXHIBITS

EXHIBIT A	Form of Approval Notice
EXHIBIT B	Form of Assignment of Mortgage
EXHIBIT C	Form of Borrowing Base Certificate
EXHIBIT D	Form of Disbursement Request
EXHIBIT E	Form of Joinder Supplement
EXHIBIT F	Form of Notice of Borrowing
EXHIBIT G	Form of Notice of Reduction (Reduction of Advances Outstanding)
EXHIBIT H	[Reserved]
EXHIBIT I	Form of Variable Funding Note
EXHIBIT J	Form of Notice of Lien Release Dividend and Request for Consent
EXHIBIT K	Form of Certificate of Closing Attorneys
EXHIBIT L	Form of Servicing Report
EXHIBIT M	Form of Servicer’s Certificate (Servicing Report)
EXHIBIT N	Form of Release of Required Loan Documents
EXHIBIT O	Form of Transferee Letter
EXHIBIT P	Form of Power of Attorney for Servicer
EXHIBIT Q	Form of Power of Attorney for Borrower
EXHIBIT R	Form of Servicer’s Certificate (Loan Asset Register)

ANNEXES
ANNEX A	Commitments

- v -

This LOAN AND SERVICING AGREEMENT is made as of July 24, 2012, among:

(1)       BDCA FUNDING I, LLC, a Delaware limited liability company (together with its successors and assigns in such capacity, the “Borrower”);

(2)       BUSINESS DEVELOPMENT CORPORATION OF AMERICA, a Maryland corporation, as the Servicer (as defined herein) and the Seller (as defined herein);

(3)       EACH OF THE CONDUIT LENDERS FROM TIME TO TIME PARTY HERETO, as a Conduit Lender;

(4)       EACH OF THE INSTITUTIONAL LENDERS FROM TIME TO TIME PARTY HERETO, as an Institutional Lender;

(5)       EACH OF THE LENDER AGENTS FROM TIME TO TIME PARTY HERETO, as a Lender Agent;

(6)       WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”); and

(7)       U.S. BANK NATIONAL ASSOCIATION, as the Collateral Agent (together with its successors and assigns in such capacity, the “Collateral Agent”), the Account Bank (as defined herein) and the Collateral Custodian (together with its successors and assigns in such capacity, the “Collateral Custodian”).

PRELIMINARY STATEMENT

The Lenders have agreed, on the terms and conditions set forth herein, to provide a secured revolving credit facility which shall provide for Advances from time to time in an aggregate principal amount not to exceed the Borrowing Base. The proceeds of the Advances will be used to finance the Borrower’s purchase, on a “true sale” basis, of Eligible Loan Assets from the Seller, approved by the Administrative Agent, pursuant to the Purchase and Sale Agreement between the Borrower and the Seller. Accordingly, the parties agree as follows:

ARTICLE I.

DEFINITIONS

SECTION 1.01          Certain Defined Terms.

(a)       Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.

(b)       As used in this Agreement and the exhibits and schedules thereto (each of which is hereby incorporated herein and made a part hereof), the following terms shall have the priority or enforceability of the Collateral Agent’s, the Administrative Agent’s or the other Secured Parties’ lien on the Collateral Portfolio.

1

“Material Modification” means any amendment or waiver of, or modification or supplement to, a Loan Agreement governing a Loan Asset executed or effected on or after the Cut-Off Date for such Loan Asset which:

(a)       reduces or forgives any or all of the principal amount due under such Loan Asset;

(b)       delays or extends the maturity date for such Loan Asset;

(c)       waives one or more interest payments, permits any interest due in cash to be deferred or capitalized and added to the principal amount of such Loan Asset (other than any deferral or capitalization already allowed by the terms of the Loan Agreement of any PIK Loan Asset) or reduces the amount of interest due when the Interest Coverage Ratio under such Loan Agreement is less than 150% (prior to giving effect to such reduction in interest expense);

(d)       contractually or structurally subordinates such Loan Asset by operation of a priority of payments, turnover provisions, the transfer of assets in order to limit recourse to the related Obligor or the granting of Liens (other than Permitted Liens) on any of the Underlying Collateral securing such Loan Asset;

(e)       substitutes, alters or releases the Underlying Collateral securing such Loan Asset and any such substitution, alteration or release, as determined in the reasonable discretion of the Administrative Agent, materially and adversely affects the value of such Loan Asset, provided, that the foregoing shall not apply to any release in conjunction with a relatively contemporaneous disposition by the Obligor accompanied by a mandatory reinvestment of net proceeds or mandatory repayment of the applicable loan facility with the net proceeds; or

(f)       amends, waives, forbears, supplements or otherwise modifies (i) the meaning of “Net Leverage Ratio,” “Net Senior Leverage Ratio,” “Interest Coverage Ratio” or “Permitted Liens” or any respective comparable definitions in the Loan Agreement for such Loan Asset or (ii) any term or provision of such Loan Agreement referenced in or utilized in the calculation of the “Net Leverage Ratio,” “Net Senior Leverage Ratio,” “Interest Coverage Ratio” or “Permitted Liens” or any respective comparable definitions for such Loan Asset, in either case in a manner that, in the reasonable judgment of the Administrative Agent, is materially adverse to the Secured Parties; provided that in connection with any Revenue Recognition Implementation or any Operating Lease Implementation, the Administrative Agent may waive any Material Modification resulting from such implementation pursuant to this clause (f).

“Maximum Facility Amount” means the aggregate Commitments as then in effect, which amount shall not exceed $~~520,000,000~~545,000,000; provided that at all times after the Reinvestment Period, the Maximum Facility Amount shall mean the aggregate Advances Outstanding at such time.

“Minimum Equity Amount” means $125,000,000.

2

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:	BDCA FUNDING I, LLC

By: BUSINESS DEVELOPMENT
CORPORATION OF AMERICA, Member of
BDCA Funding I, LLC

By:
Name: Corinne D. Pankovcin
Title: Chief Financial Officer

BDCA Funding I, LLC
c/o Benefit Street Partners LLC
9 West 57th Street, Suite 4920
New York, NY 10019
Attention: Chief Financial Officer
Facsimile No: (866) 421- 6244
Confirmation No: (401) 277- 5557

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BDCA Funding I, LLC

Loan and Servicing Agreement

INSTITUTIONAL LENDER:	WELLS FARGO BANK, N.A.

By:
Name:
Title:

Wells Fargo Bank, N.A.
Duke Energy Center
550 S. Tryon Street, 5th Floor
MAC D1086-051
Charlotte, North Carolina 28202
Attention: Corporate Debt Finance
Confirmation: (704) 410-2496
All electronic dissemination of Notices should
be sent to scp.mmloans@wellsfargo.com and
cp.conduits@wellsfargo.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BDCA Funding I, LLC

Loan and Servicing Agreement

INSTITUTIONAL LENDER:	TIAA, FSB

By:
Name:
Title:

TIAA, FSB
10000 Midlantic Drive, Suite 400E
Mount Laurel, NJ 08054
Attention: John Dale
Facsimile No.: 201-770-4762
Confirmation No: 856-505-8163

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BDCA Funding I, LLC

Loan and Servicing Agreement

INSTITUTIONAL LENDER:	ZB, N.A., DBA CALIFORNIA BANK & TRUST

By:
Name:
Title:

1900 Main Street, Suite 2000
Irvine, CA 92614
Attention: Chris Edmonds
Facsimile: 949-862-7333
Email: Christopher.Edmonds@calbt.com
Confirmation No: 949-251-7772

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BDCA Funding I, LLC

Loan and Servicing Agreement

INSTITUTIONAL LENDER:	NBH BANK

By:
Name:
Title:

NBH Bank
11111 W. 95th Street
Overland Park, KS 66214
Attention: Tom Rohling
Confirmation No: 913-324-6185
Email: trohling@nbhbank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	RAYMOND JAMES BANK, N.A.

By:
Name:
Title:

Raymond James Bank, N.A.
1033 Demonbreun Street, Suite 500
Nashville, TN 37203
Attention: Alexander L. Rody
Confirmation No: 615-645-6699
Email: alex.rody@raymondjames.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	FIFTH THIRD BANK

By:
Name:
Title:

Fifth Third Bank
38 Fountain Square Plaza, MD 109046
Cincinnati, OH 45263
Attention: Andrew Cantillon
Tel: (513) 534 3797
Facsimile No.: (513) 534 0319
Email: Andrew.Cantillon@53.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	STIFEL BANK & TRUST

By:
Name:
Title:

Stifel Bank & Trust
501 N. Broadway, 10th Floor
St. Louis, MO 63102
Attention: Tim Hill
Telephone: 314-342-8540
email: thill@stifelbank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

INSTITUTIONAL LENDER:	CRESCOM BANK

By:
Name:
Title:

CresCom Bank
1331 44th Avenue North, Suite 101
Myrtle Beach, SC 29577
Attention: Jeff A. Benjamin
Telephone: 843-429-2498
email: jbenjamin@haveanicebank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE COLLATERAL AGENT:	U.S. BANK NATIONAL ASSOCIATION

By:
Name: ~~Jeffrey B. Stone~~Stanley Wong
Title: Vice President

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Attention: ~~Jeffrey B. Stone~~ Stanley Wong, Vice
President Facsimile No: ~~(866) 373-5984~~ (877) 218-6970
Confirmation No: (617) 603-~~6538~~6709
Email: ~~Jeffrey.stone~~ stanley.wong@usbank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE ACCOUNT BANK:	U.S. BANK NATIONAL ASSOCIATION

By:
Name: ~~Jeffrey B. Stone~~Stanley Wong
Title: Vice President

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Attention: ~~Jeffrey B. Stone~~ Stanley Wong, Vice
President Facsimile No: ~~(866) 373-5984~~ (877) 218-6970
Confirmation No: (617) 603-~~6538~~6709
Email: ~~Jeffrey.stone~~ stanley.wong@usbank.com

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

THE COLLATERAL CUSTODIAN:	U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

U.S. Bank National Association
1719 Range Way
Florence, South Carolina 29501
Attention: Steve Garrett
Facsimile No: (843) 673-0162
Confirmation No: (843) 676-8901
Email: steven.garrett@usbank.com

With a copy to:

U.S. Bank National Association
One Federal Street, 3rd Floor
Boston, MA 02110
Attention: ~~Jeffrey B. Stone~~ Stanley Wong, Vice
President Facsimile No: ~~(866) 373-5984~~ (877) 218-6970
Confirmation No: (617) 603-~~6538~~6709
Email: ~~Jeffrey.stone~~ stanley.wong@usbank.com

~~EXECUTION COPY~~

Conformed through Amendment ~~12~~No.13

SCHEDULE I

CONDITIONS PRECEDENT DOCUMENTS

As required by Section 3.01 of the Agreement, each of the following items must be delivered to the Administrative Agent and the Lender Agents prior to the effectiveness of the Agreement:

(a)       A copy of this Agreement duly executed by each of the parties hereto;

(b)       A certificate of the Secretary, Assistant Secretary or managing member, as applicable, of each of the Borrower and BDCA, dated the date of this Agreement, certifying (i) the names and true signatures of the incumbent officers of such Person authorized to sign on behalf of such Person the Transaction Documents to which it is a party (on which certificate the Administrative Agent, the Lenders and the Lender Agents may conclusively rely until such time as the Administrative Agent and the Lender Agents shall receive from the Borrower or BDCA, as applicable, a revised certificate meeting the requirements of this paragraph (b)(i)), (ii) that the copy of the certificate of formation or articles of incorporation of such Person, as applicable, is a complete and correct copy and that such certificate of formation or articles of incorporation have not been amended, modified or supplemented and are in full force and effect, (iii) that the copy of the limited liability company agreement or by-laws, as applicable, of such Person are a complete and correct copy, and that such limited liability company agreement or by-laws have not been amended, modified or supplemented and are in full force and effect, and (iv) the resolutions of the board of directors of such Person approving and authorizing the execution, delivery and performance by such Person of the Transaction Documents to which it is a party;

(c)       A good standing certificate, dated as of a recent date for each of the Borrower and BDCA, issued by the Secretary of State of such Person’s State of formation or organization, as applicable;

(d)       Duly executed Powers of Attorney from the Borrower and BDCA;

(e)       Duly executed Variable Funding Note;

(f)       Financing statements (the "Facility Financing Statements") describing the Collateral Portfolio, and (i) naming the Borrower as debtor and the Collateral Agent, on behalf of the Secured Parties, as secured party, (ii) naming the Seller as debtor, the Borrower as assignor and the Collateral Agent, on behalf of the Secured Parties, as secured party/total assignee and (iii) other, similar instruments or documents, as may be necessary or, in the opinion of the Administrative Agent, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Collateral Agent’s, on behalf of the Secured Parties, interests in all of the Collateral Portfolio;

(g)       Financing statements, if any, necessary to release all security interests and other rights of any Person in the Collateral Portfolio previously granted by the Seller;

Sch. I- 1

ANNEX A

Conduit Lender	Commitment

Institutional Lender	Commitment

Wells Fargo Bank, N.A.	$270,000,000.00

ZB, N.A., DBA California Bank & Trust	$40,000,000.00

NBH Bank	$25,000,000.00

Raymond James Bank, N.A.	$40,000,000.00

Fifth Third Bank	$75,000,000.00

TIAA, FSB	$50,000,000.00

Stifel Bank & Trust	$20,000,000.00

CresCom Bank	$25,000,000.00

Annex A